UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 21, 2005 (Date of earliest event reported)
Ventana Medical Systems, Inc. (Exact name of registrant as specified in its charter)

AZ (State or other jurisdiction of incorporation)	000-20931 (Commission File Number)	94-2976937 (IRS Employer Identification Number)

1910 Innovation Park Drive (Address of principal executive offices)		85755 (Zip Code)
520-887-2155 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits

Press Release of Ventana Medical Systems, Inc. dated October 21, 2005.

            99.1       Press Release of Ventana Medical Systems, Inc. dated October 21, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2005	VENTANA MEDICAL SYSTEMS, INC. By: /s/ Nicholas Malden Nicholas Malden Senior Vice President , Chief Financial Officer and Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Ventana Medical Systems, Inc. dated October 21, 2005